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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Merchants Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             MERCHANTS BANCORP, INC.

                               HILLSBORO, OH 45133



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 22, 2003

     The annual meeting of shareholders of Merchants Bancorp, Inc. (the "Company") will be held at The Wooden Spoon Restaurant, 1480 North High Street, Hillsboro, Ohio 45133, on Tuesday, April 22, 2003 at 10:00 a.m., for the purpose of considering and acting upon the following:

1. To elect members of Class III of the Board of Directors as recommended by the Board of Directors and designated in the attached Proxy Statement;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 19, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. As of the record date there were 3,000,000 shares of the Company's no par value common stock outstanding. The stock transfer books of the Company will not be closed prior to the meeting.

     A copy of the Company's Annual Report, which includes the Company's audited Balance Sheets as of December 31, 2002 and 2001, the related audited Statements of Income, Statements of Changes in Shareholders' Equity, and Statements of Cash Flows for each of the three years ended December 31, 2002, is enclosed.

                                    By order of the Board of Directors,



                                    James D. Evans
                                    Secretary



YOUR VOTE IS IMPORTANT, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED BY NOTIFYING THE SECRETARY OF THE COMPANY OF YOUR INTENTION AT OR PRIOR TO THE MEETING. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                             Merchants Bancorp, Inc.
                                 PROXY STATEMENT

         This Proxy Statement is furnished to the shareholders of Merchants Bancorp, Inc. (the "Company") in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders of the Company to be held on April 22, 2003 at The Wooden Spoon Restaurant, 1480 North High Street, Hillsboro, Ohio 45133, commencing at 10:00 a.m. The enclosed proxy is solicited by the Board of Directors and Officers (hereinafter sometimes referred to as "Management") of the Company. Merchants Bancorp, Inc. is the sole shareholder of Merchants National Bank, Hillsboro, Ohio (the "Bank"). As a holder of Company common stock, you have the right to attend the annual meeting of shareholders and vote your shares in accordance with your desire. This Proxy Statement and the enclosed form of proxy is first sent or delivered to the Company's shareholders on or about March 24, 2003, and the Company is bearing all costs in connection with this solicitation.

                   ELECTION OF DIRECTORS AND VOTING PROCEDURES

         Shareholders of record on March 19, 2003 are entitled to vote on the election of the Class III Directors. The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the annual meeting. Any proxy not designating a vote for, against or an abstention from any particular proposal will be voted for the proposal in accordance with Management's recommendations. All shareholders choosing to give Management their proxies should send their completed proxy form to the Company in the stamped, self-addressed envelope that is enclosed with this Proxy Statement. Shareholders have the power to revoke their proxy at any time prior to the vote by (a) attending the meeting or any adjournment thereof and advising the Secretary of the Board of Directors of the Company (the "Secretary") of your intent to vote the shares; (b) by delivering notice in writing to the Secretary of the revocation of your proxy; or (c) by executing and delivering a subsequently executed proxy. Unless you revoke your proxy in one of the manners described above, the proxy holders have the authority to vote the shares for which the proxy is given at the meeting as scheduled and at any adjournment thereof.

         The Company's Articles of Incorporation currently authorize 4,500,000 Common Shares, all of which are without par value. As of March 19, 2003, 3,000,000 of these Common Shares were issued and outstanding. Each Share of Common Stock of the Company entitles the holder thereof to one (1) vote on all matters, except with respect to the election of directors, and a majority of the votes cast at a meeting of the shareholders will decide every question or matter submitted to the shareholders, unless as otherwise expressly required by Ohio law or by the Company's Articles of Incorporation. With respect to the election of directors, shareholders are entitled to vote their shares cumulatively, provided that notice of this intention is given by any shareholder of the Company to the President, the Secretary or any Vice President of the Company not less than 48 hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors. In the event that a complying notice is provided to the Company, the Secretary shall announce the availability of cumulative voting upon the convening of the meeting of the shareholders. If cumulative voting is permitted, each shareholder voting cumulatively may cast the number of shares he owns times the number of Directors to be elected in favor of one nominee or allocate such votes among all of the nominees as he or she determines.

         In accordance with the Company's Code of Regulations, the Board of Directors, which currently consists of nine (9) membership positions, is staggered into three separate classes, designated as Class I, Class II and Class
III. Each class consists of approximately one-third of the total number of directors as fixed from time-to-time by the Directors or the shareholders. Directors serve staggered three-year terms, so that directors of one class are elected at each annual meeting of shareholders. Consequently, the term of office of one class expires each year. Shareholders will elect the Class III Directors at the forthcoming Annual Meeting, whose term will expire in the year 2006. There is currently one vacancy in Class III which the Board is attempting to fill. No qualified individual has been found to date to fill this vacancy. Consequently, the Nominating Committee of the Board of Directors has nominated only two nominees for election to Class III. The nominees for election to Class III are Mr. Donald Fender, Jr. and Mr. Richard S. Carr. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the two (2) nominees specified above unless otherwise instructed by the shareholder, and such proxies cannot be voted for a greater number of persons than the number of nominees named herein. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election. The nominees receiving the two (2) highest totals of votes cast in the election will be elected as Directors.

     The following tables set forth information with respect to each Class III Director, each of whom is a nominee for re-election at the forthcoming Annual Meeting, and with respect to incumbent Directors in Classes I and II of the Board of Directors who are not nominees for re-election at the Annual Meeting.

          NAME AND AGE                                PRINCIPAL OCCUPATION                         DIRECTOR SINCE
----------------------------------------------------------------------------------------------------------------------
                                   CLASS III DIRECTORS (TERM EXPIRES 2003)
----------------------------------------------------------------------------------------------------------------------

Donald Fender, Jr., 64             CEO and Principal Shareholder of Donald E. Fender Realty,            1972
                                   Inc., a real estate brokerage.

Richard S. Carr, 56                Farmer and President of Seven Star Entertainment, a                  2002
                                   company which owns and operates movie theaters.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES TO CLASS III OF
THE BOARD OF DIRECTORS
----------------------------------------------------------------------------------------------------------------------

                                   CLASS I DIRECTORS (TERM EXPIRES 2004)
----------------------------------------------------------------------------------------------------------------------

Paul W. Pence, Jr., 51             President and CEO of the Company and Merchants National              1981
                                   Bank, its wholly-owned subsidiary

James R. Vanzant, 55               Veterinarian                                                         1992

Robert Hammond, 59                 Attorney, Sole Practitioner                                          1994

----------------------------------------------------------------------------------------------------------------------

                                   CLASS II DIRECTORS (TERM EXPIRES 2005)
----------------------------------------------------------------------------------------------------------------------

William Butler, 66                 President, Union Stock Yards                                         1983

Charles A. Davis, 67               Retired - Charles Davis Motor Sales                                  1983

Jack Walker, 74                    Retired - Insurance Consultant                                       1974
----------------------------------------------------------------------------------------------------------------------

(1) There is currently one vacancy in Class III on the Board of Directors of the Company. The Board, through its Nominating Committee, is actively seeking an individual to fill this open position.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's sole business activity is the operation of its subsidiary banking operation, Merchants National Bank, sometimes hereinafter referred to individually as the "Bank" or collectively with the Company as the "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank.

         The Board of Directors of the Company conducts its business through regular and special meetings. During the fiscal year ended December 31, 2002, the Board of Directors of the Company held a total of twenty-four (24) regular meetings. The Board of Directors held no special meetings during 2002. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period. In addition to its regular duties, the full Board of Directors of the Company also acts as the Nominating Committee. In this capacity, it considers and proposes director nominees for election at the Annual Meeting; selects candidates to fill Board vacancies as they may occur; makes recommendations to the Board regarding Board committee memberships; and performs any other functions or duties deemed appropriate. While the Board of Directors will consider nominating persons recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. However, shareholders may also nominate persons for election to the Board of Directors by following the procedures contained in the Company's Code of Regulations. These procedures are discussed more thoroughly in this proxy statement under the section captioned "Shareholder Proposals for Next Year's Annual Meeting of Shareholders."

         The Board of Directors of the Company also operates through standing Audit and Compensation Committees. The Audit Committee, which met 12 times during 2002, is comprised of the following seven (7) nonemployee, independent directors: Donald Fender, Jr.; Richard S. Carr; James R. Vanzant; Robert Hammond; William Butler; Charles A. Davis; and Jack Walker. It annually recommends to the Board the appointment of independent auditors and reviews with the auditors the plan and scope of the audit and audit fees; reviews the guidelines established for the dissemination of financial information; meets periodically with the independent and internal auditors, the Board and management to monitor the adequacy of reporting, internal controls and compliance with Company policies, reviews consolidated financial statements; and performs any other functions or duties deemed appropriate by the Board. The Compensation Committee, which met one time during 2002, is comprised of the following four (4) nonemployee, independent directors: Donald Fender, Jr.; James
R. Vanzant; William Butler; and Charles A. Davis. An overview of the functions performed by the Compensation Committee is provided below as part of the Report of the Compensation Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Company's Board of Directors is composed of seven (7) directors, each of whom is independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as such may be modified or supplemented from time to time, and operates under a written charter adopted by the Board of Directors (Appendix A). The members of the Committee are Donald Fender, Jr., Richard S. Carr, James R. Vanzant, Robert Hammond, William Butler, Charles A. Davis and Jack Walker. The Committee recommends to the Board of Directors the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the

Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

         The Company's independent accountants have also undertaken to provide the Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Company and its subsidiaries is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

THIS REPORT IS SUBMITTED BY THE AUDIT COMMITTEE MEMBERS:
DONALD FENDER, JR.; RICHARD S. CARR; JAMES R. VANZANT; ROBERT HAMMOND; WILLIAM BUTLER; CHARLES A. DAVIS; AND JACK WALKER

                          INDEPENDENT PUBLIC ACCOUNTANT

         The Board of Directors has selected the firm of Deloitte & Touche LLP to continue to serve as its independent public accountant for the current fiscal year. Representatives of Deloitte & Touche LLP intend to be present at the annual meeting of shareholders. If present, they will have the opportunity to make a statement if they desire to do so and will also be available to respond to any appropriate questions. Deloitte & Touche LLP billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to the Company and its subsidiary for the year ended December 31, 2002. Audit fees include fees billed in connection with the audit of the Company's annual financial statements, as well as fees billed for the review of the unaudited financial statements contained in the Company's periodic reports on Form 10-Q, as filed with the Securities and Exchange Commission. Fees indicated under "All Other Fees" include fees incurred in connection with the registration during fiscal year 2002 of the Company's securities under Section 12(g) of the Securities Exchange Act of 1934, fees incurred for fiscal year 2002 in connection with an internal auditing "Co-Source" arrangement, pursuant to which Deloitte & Touche LLP coordinates and oversees certain internal auditing functions performed by personnel of the Company, and fees incurred in connection with general tax preparation assistance.

         Audit Fees                                             $  94,348
                                                                ---------

         Financial Information Systems Design and               $       0
                                                                ---------
         Implementation Fees

         All Other Fees                                         $ 155,456
                                                                ---------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


PRINCIPAL SHAREHOLDERS

         To the Company's knowledge, except as noted below, no person or entity owns beneficially, directly or indirectly, 5 percent or more of the Company's common stock as of March 7, 2003.


                                               Amount and Nature of                 % of
Name and Address of Beneficial Owner           Beneficial Ownership                 Class
------------------------------------------------------------------------------------------
Donald E. Fender, Jr.                          407,000 Shares(1)                    13.57%
221 North High Street
Hillsboro, Ohio  45133-1179


-------------------------------
(1) Includes 377,000 shares held by the Donald E. Fender, Jr. Revocable Trust, for which Mr. Fender serves as trustee, and 30,000 shares held jointly by Mr. Fender with his spouse.

MANAGEMENT

         The following table sets forth, as of March 7, 2003, information as to the beneficial ownership of the Company's Common Stock by each Director and Named Executive Officer and All Directors and Executive Officers as a group.


                                                   SHARES OF COMPANY COMMON             PERCENTAGE OF BENEFICIAL
NAME                                               STOCK OWNED BENEFICIALLY                            OWNERSHIP
---------------------------------------- -------------------------------------- --------------------------------------
William Butler(1)                                                41,200                                    1.37%
Charles A. Davis                                                  1,500                                    0.05%
Jack Walker(2)                                                   21,780                                    0.73%
Paul W. Pence, Jr. (3)                                          148,505                                    4.95%
James R. Vanzant                                                  1,500                                    0.05%
Robert Hammond                                                    1,500                                    0.05%
Donald Fender, Jr.(4)                                           407,000                                   13.57%
James D. Evans(5)                                                11,804                                    0.39%
Richard S. Carr(6)                                                8,400                                    0.28%

---------------------------------------- -------------------------------------- --------------------------------------
TOTALS                                                          643,189                                   21.44%

---------------------------
(1) Includes 20,600 shares held by the William R. Butler Revocable Trust, for which Mr. Butler serves as trustee, and 20,600 shares held by the Janet Sue Butler Revocable Trust, for which Mr. Butler's spouse serves as trustee.
(2) Includes 10,890 shares held by the Jack E. Walker Trust, for which Mr. Walker serves as trustee, and 10,890 shares held by the Patricia C. Walker Trust, for which Mr. Walker's spouse serves as trustee.
(3) Includes 7,655 shares held individually by Mr. Pence and 140,850 shares currently held by the estate of Paul W. Pence, Sr., deceased (the father of Mr. Pence), for which Mr. Pence serves as the executor. The estate of Mr. Pence is currently in the process of administration. Upon final administration of the estate, all title to the remaining shares of Company stock so held shall vest in Margaret D. Pence, widow of Paul
         W. Pence, Sr. and mother of Mr. Pence. The filing of this Proxy Statement with the SEC shall not be construed as an admission that Mr. Pence, for the purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, is the beneficial owner of the securities held by the estate of his father.
(4) Includes 377,000 shares held by the Donald E. Fender, Jr. Revocable Trust, for which Mr. Fender serves as trustee, and 30,000 shares held jointly by Mr. Fender with his spouse.

(5) Includes 11,600 shares held jointly by Mr. Evans with his spouse, and 204 shares held jointly Mr. Evans with other members of his immediate family.
(6) Includes 2,700 shares held individually by Mr. Carr, 2,700 shares held individually by Mr. Carr's spouse, and 3,000 shares held jointly by Mr. Carr with his spouse.

                    EXECUTIVE COMPENSATION AND RELATED ITEMS

The following tables set forth information with respect to the Executive Officers of the Company.


                                          POSITIONS HELD WITH THE COMPANY                         PRESENT
NAME AND AGE                                          AND BANK                             POSITION HELD SINCE
---------------------------------------- -------------------------------------------- --------------------------------
Paul W. Pence, Jr.                       President and Chief Executive Officer                     1981
51
James D. Evans                           Executive Vice President                                  1987
53
---------------------------------------- -------------------------------------------- --------------------------------

         Each individual has held the position noted during the past five years. The term of each executive officer is subject to annual renewal by resolution of the Board of Directors of the Company. The following remuneration table sets forth all direct remuneration paid by the Bank during the last three fiscal years to the Company's President and Chief Executive Officer and Executive Vice President. No other officers' total compensation exceeded $100,000 during the last three years.

SUMMARY COMPENSATION TABLE


                                                                          ALL OTHER
                                          ANNUAL COMPENSATION            COMPENSATION
                                          -------------------            ------------
NAME AND PRINCIPAL
POSITION                   YEAR          SALARY          BONUS
--------------------------------------------------------------------------------------------
Paul W. Pence, Jr.         2002         $146,896        $93,212             $ 2,696 (1)
President and Chief        2001         $137,261        $87,023             $12,037
  Executive Officer        2000         $130,725        $73,598             $22,885

James D. Evans             2002         $122,446        $61,693             $ 2,309 (2)
Executive                  2001         $113,558        $57,597             $10,302
  Vice President           2000         $108,150        $45,666             $19,713
--------------------------------------------------------------------------------------------

(1) This amount includes premiums for term life insurance in the amount of $383 and registrant contributions to a 401(k) plan on behalf of Mr. Pence in the amount of $2,313.
(2) This amount includes premiums for term life insurance in the amount of $383 and registrant contributions to a 401(k) plan on behalf of Mr. Evans in the amount of $1,926.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         There are no employment or change in control contracts between the Company and any of its named executive officers.

DEFINED BENEFIT PLAN DISCLOSURE

         The Company has a defined benefit plan available for participation by all employees of the Company. Each employee of the Bank who is at least 21 years of age and has completed one year of "eligibility service" is entitled to participate in the Plan, and all contributions become fully vested following five years of service. Pursuant to the Plan, the Bank contributes to a separate trust account on behalf of employees of the Bank an amount determined by an independent actuary necessary to provide the benefits set forth in the Plan. Benefits from the Plan become available to the employee upon retirement, or in the event of death or disability. If employment is terminated prior to normal retirement, the employee receives all "vested" contributions based upon an established vesting schedule.

--------------------------- ----------------------------------------------------------------------------------------
AVERAGE ANNUAL SALARY                                      YEARS OF CREDITED SERVICE
--------------------------- ----------------------------------------------------------------------------------------
                                 10             15            20             25             30             35
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$10,000                               900         1,350          1,800          2,250          2,700          3,150
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$25,000                             2,250         3,375          4,500          5,625          6,750          7,875
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$50,000                             5,186         7,779         10,372         12,965         15,558         18,151
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$75,000                             9,061        13,592         18,122         22,653         27,183         31,714
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$100,000                           12,936        19,404         25,872         32,340         38,808         45,276
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$125,000                           16,811        25,217         33,622         42,028         50,433         58,839
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$150,000                           20,686        31,029         41,372         51,715         62,058         72,401
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$175,000                           24,561        36,842         49,122         61,403         73,683         85,964
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$200,000                           28,436        42,654         56,872         71,090         85,308         99,526
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------
$250,000                           28,436        42,654         56,872         71,090         85,308         99,526
--------------------------- -------------- ------------- -------------- -------------- -------------- --------------

         Compensation covered under the Plan includes the average of the taxable wage bases in effect under Section 230 of the Social Security Act for each year in the 35-year period ending with the year in which the Plan member attains his social security retirement age. In determining a Plan member's covered compensation for any Plan year, the taxable wage base for the current Plan year and any subsequent Plan year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan year for which the determination is made.

         Benefits for unmarried individuals are calculated on a straight-annuity amount, and benefits for married individuals are in the form of a qualified joint and survivor annuity of equivalent actuarial value to the pension otherwise payable, providing for a reduced pension payable to the plan member during his life, and after his death providing that one-half of that reduced pension will continue to be paid during the life of, and to, the spouse to whom he was married. Optional structures for benefit calculations are available to Plan members pursuant to the Plan, subject to certain restrictions. Benefits are not subject to reduction for social security or other offset amounts.

         Credited service under the plan for Paul W. Pence, Jr. at the end of 2002 was 23 years, and credited service under the plan for James D. Evans at the end of 2002 was 16 years.

COMPENSATION OF DIRECTORS

         Directors are paid an annual retainer of $9,000, $300 per Regular Meeting of the Board of Directors (held twice per month), $300 for each Special Meeting of the Board of Directors, if any, and $300 for each Committee Meeting attended.

         Directors of the Company are permitted, at their election, to defer some or all of their retainer and meeting fee compensation pursuant to the Merchants National Bank Directors' Deferred Compensation

Plan. This plan provides an avenue for members of the Board of Directors to accumulate additional retirement income by making elective contributions into an unfunded, nonqualified deferred compensation plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the last fiscal year, the following individuals served as members of the Compensation Committee: Donald Fender, Jr., Charles A. Davis, William Butler and James R. Vanzant. Some of the Directors who served on the Compensation Committee, and the companies with which they are associated, were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms including interest rates and collateral as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features.

         The Company and/or the Bank have had, and expect to have in the future, banking transactions in the ordinary course of its business with such directors, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Company, with respect to all employees, has the responsibility of implementing the compensation policies and practices as established by the Board of Directors. At the direction of the Board of Directors, the Compensation Committee has prepared the following report regarding executive compensation.

         Compensation Philosophy - The employee compensation program of the Company has been designed to:

     - Support a policy that rewards all employees for positive corporate performance;
     - Motivate all employees to advance the strategic business goals of the Company; and
     - Provide competitive compensation opportunities that allow the Company to compete for and retain talented employees who are critical to the Company's long-term success.

         The Compensation Committee annually evaluates the performance and considers compensation adjustments for all employees. The President and Executive Vice President present recommended hourly and salaried employees compensation adjustments to the committee.

         The executive officers review with the committee the performance for the prior year of key officers of the company. At this time, individual improvement and development needs and job targets for the coming year for the key officers are discussed with the committee.

         A critical function of the Compensation Committee is to conduct reviews, assemble compensation survey data and make a recommendation to the full Board of Directors regarding executive compensation. The Compensation Committee then presents to the Board of Directors a report on recommended adjustments in the level of compensation and benefits for executive officers and for all employees. Final disposition of these recommendations of the committee rests solely with the Company's Board of Directors. The primary compensation for the named executive officers is comprised of three principal components: (1) salary; (2) distributions pursuant to the Company's Profit Sharing Bonus Plan; and (3) compensation deferrals under the Company's Executive Investment Plan.

         Salary. It is the Compensation Committee's policy that a competitive base salary is essential in order to retain quality executive personnel. The salary for each named executive officer is determined annually based upon the Committee's consideration of two primary factors: competitive compensation levels; and individual performance. As a method for determining competitive salary levels, the Committee reviews various reports of peer data and compensation surveys sponsored by trade and consulting groups within the financial services industry. The reports and surveys utilized by the Committee generally break down overall compensation data into subcategories based upon the relative asset size of the various respondent institutions. The Committee primarily utilizes the compensation data within its respective asset category. For purposes of salary determinations made for the previous year, the reports and surveys included the following: the Illinois Bankers Association 2001 Midwest Bank Holding Company Executive Compensation Report; the Crowe, Chizek and Company LLP 2001 Midwest Regional Financial Institution-Total Compensation Survey; and the BAI 2001 Key Executive Compensation Survey (East-North Central Region data). Based upon a detailed analysis of the report data, the Committee determines an appropriate competitive salary range for each named executive officer. The exact placement of each named executive officer within the pre-established range is determined by a final subjective evaluation by the Committee of the performance of the executive during the prior year. Following this review and determination process, the Committee submits its salary recommendations to the full Board of Directors, which retains authority to review and approve all compensation recommendations made by the Committee.

         Profit Sharing Bonus Plan. It is the Compensation Committee's policy that a significant portion of employee compensation should be payable annually in the form of a bonus based principally upon the overall financial performance of the Company.

         The Company adopted its Profit Sharing Bonus Plan in May, 1988. This plan is based on a formula using the company's return on equity to establish a " bonus pool" which is distributed among all eligible full and part time employees. To be eligible to participate, an employee must be employed on December 31st of the plan year. To determine a participant's bonus payment under the plan, each participant receives one "share" for every $100 of his or her gross earnings for the calendar year. At the end of the year, the number of shares accumulated by each employee are added together to compute the total number of shares participating in the plan for that calendar year. The bonus pool is then distributed to participants on a per share basis.

         The full Board of Directors adopted resolutions in 1996, 1998 and 2001 which effectively allow the named executive officers to participate in the Profit Sharing Bonus Plan at higher levels than provided for general participants. Additional compensation provided to the named executive officers pursuant to these resolutions comes from outside of the general bonus pool, and these functional modifications in no way affect amounts received by general participants under the plan. Pursuant to the most current Board resolutions, Paul W. Pence, Jr. effectively participates in the Plan at 2.5 times the amount calculated for allotment to him pursuant to the general disbursement formula contained in the Plan. Under the same resolutions, James D. Evans effectively participates at 2.0 times the amount otherwise calculated for allotment to him under the Plan's general formula.

         Executive Investment Plan. Effective January 1, 1997, the Company implemented an Executive Investment Plan (the "EIP.") The EIP is structured as a nonqualified deferred compensation plan, pursuant to which executive officers and other key employees who occupy senior managerial and professional positions with the Company are periodically granted options to purchase certain investment securities from the Company. As a condition to the grant of an option, a participant may be required to enter into a covenant not to compete with the Company or into an agreement to remain in the employ of the Company for at least six months.

         This plan is structured to defer recognition of taxable income by the employee until the option is exercised. Pursuant to the EIP, options can be exercised during a period ranging from six months after the date of grant, to, in some cases, five years after the optionee's termination of employment. However, individual grants made pursuant to the EIP may provide that the options vest in periodic increments. Investment securities initially available for purchase pursuant to the options consist of publicly traded mutual funds of varying investment risk. However, once a specific grant become 60% vested, participants are then permitted to redirect the investment from the pre-established mutual funds into individual equity securities of their choosing. Options granted under the EIP provide for an initial exercise price of 25% of the fair market value of the investment securities on the date of grant and are periodically adjusted to maintain the exercise price at 25% of the current fair market value. The fair market value of options vested during a particular year over the periodically recalculated exercise price equals the value of the compensation deferred for that year.

         Discussion of CEO Compensation -- Effective January 1, 2002, the Compensation Committee recommended and the Board approved the increase in the base salary of the Chief Executive Officer to $146,896. This increase reflected consideration of competitive data reported in the compensation surveys discussed above and the Committee's subjective assessment of the CEO and recognition of the Company's performance during 2001. With respect to competitive compensation data reviewed by the Committee, in all cases the base salary of the CEO was ultimately set below the median level of base salaries reported by respondent institutions within the relevant asset categories. While the CEO's total cash compensation for the 2002 fiscal year fell roughly over the seventy-fifth percentile of relevant respondent institutions reported under the BAI survey, this primarily reflects compensation paid pursuant to the Company's Profit Sharing Plan. All compensation granted to the CEO pursuant to the Company's Profit Sharing Bonus Plan for fiscal year 2002, in the amount of $93,212, was calculated in accordance with the formula provided under the plan and the relevant resolutions of the Company's Board of Directors. There were no grants in 2002 to either named executive officer under the Company's EIP.

THIS REPORT ON COMPENSATION IS SUBMITTED BY THE COMPENSATION COMMITTEE MEMBERS:
DONALD FENDER, JR., CHAIRMAN, CHARLES A. DAVIS, WILLIAM BUTLER AND JAMES R. VANZANT

PERFORMANCE GRAPH -- FIVE-YEAR SHAREHOLDER RETURN COMPARISON

         The following graph provides a comparative presentation of the Company's cumulative five-year shareholder returns on an indexed basis with the NASDAQ Bank Index and the Russell 2000. Specifically, the graph compares the value of $100 invested at the start of business on January 1, 1998, in the Company's stock, the NASDAQ Bank Index and the Russell 2000.



                                  [LINE GRAPH]



ASSUMES $100 INVESTED ON JANUARY 1, 1998
IN MERCHANTS BANCORP, INC. COMMON STOCK,
THE NASDAQ BANK INDEX & THE RUSSELL 2000

*TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

                              12/31/97     12/31/98     12/31/99     12/31/00     12/31/01      12/31/02
                              --------     --------     --------     --------     --------      --------
MERCHANTS BANCORP, INC.       $100.00      $115.61      $206.86      $186.99       $189.48      $168.77
NASDAQ BANK INDEX             $100.00       $88.23       $81.19       $93.10       $102.48      $107.11
RUSSELL 2000                  $100.00       $97.45      $118.17      $114.59       $117.44       $93.39


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors, officers and principal shareholders of the Company and/or the Bank and the companies with which they are associated were customers of and have had banking transactions with the Bank in the ordinary course of the Bank's business in the past and up to the present time. All loans and commitments for loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as were prevailing at the time for comparable transactions with other persons. In the opinion of the Board of Directors of the Bank, these loans and commitments for loans do not involve more than a normal risk of collectibility or present other unfavorable features.

         The Company and/or the Bank have had, and expect to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. It is intended that such transactions will not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of Company stock, and certain changes in ownership, with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company or written representations that no Form 5s, (Annual Statement of Beneficial Ownership of Securities) were required, the Company believes that during 2002 all Section 16(a) filing requirements applicable to its officers, Directors and ten percent beneficial owners were satisfied.

      SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS

         If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the Annual Meeting to be held in 2004, the proposal must be received by James Evans, Secretary of the Board of Directors, at the principal executive offices of Merchants Bancorp, Inc., 100 North High Street, Hillsboro, Ohio 45133, prior to the close of business on November 24, 2003. On any other proposal raised by a shareholder for the next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors of the Company and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 7, 2004.

         The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to nominate a director for election at a meeting of the shareholders, it is necessary that you notify the Company in writing not fewer than 14, nor more than 50, days prior to the meeting unless the Company provides shareholders less than 21 days notice of the meeting. In such instances, notice of the nominations must be delivered or mailed to the Company not later than the seventh day after the notice of the meeting was mailed, or public disclosure of such meeting was provided. In addition, the notice must meet all other requirements contained in our Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Board of Directors at the principal executive offices of the Company provided above.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Company's 2002 report filed with the Securities and Exchange Commission, on Form 10-K, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Paul W. Pence, President, Merchants Bancorp, Inc., 100 North High Street, Hillsboro, Ohio 45133.


                                      By Order of the Board of Directors of
                                      Merchants Bancorp, Inc.



                                      James D. Evans, Secretary

APPENDIX A



                             MERCHANTS BANCORP, INC.

                         CHARTER OF THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                             MERCHANTS BANCORP, INC.

                         CHARTER OF THE AUDIT COMMITTEE

                            OF THE BOARD OF DIRECTORS

                                 MARCH 11, 2003

I.       AUDIT COMMITTEE PURPOSE

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

        - Monitor the integrity of the Company's financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

        - Select and appoint the Company's independent auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company's independent auditors, and establish the fees and other compensation to be paid to the independent auditors.

        - Monitor the independence and performance of the Company's independent auditors and internal auditing function.

        - Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company's employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

        The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Company. The Committee has the authority to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary or desirable in the performance of its duties. The Company shall at all times make adequate provisions for the payment of all fees and other compensation, approved by the Committee, to the Company's independent auditors in connection with the issuance of its audit report, or to any consultants or experts employed by the Committee.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive officer directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Committee members shall satisfy the definition of "independent director" set forth in Rule 4200 of the NASDAQ National Market (as may be modified or supplemented). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee.

        The Board shall appoint committee members. If a Committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at each meeting with management, the manager of internal auditing, whether such person be an employee of the Company or an outside professional, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the independent auditors' review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

        Review Procedures

        1. Review the Company's annual audited financial statements prior to filing or release. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the Committee required under rules of the Securities and Exchange Commission (as may be modified or supplemented). Review should also include review of the independence of the independent auditors (see item 8 below) and a discussion with the independent auditors of the conduct of their audit (see item 9 below). Based on such review determine whether to recommend to the Board that the annual audited financial statements be included in the Company's Annual Report filed under the riles of the Securities and Exchange Commission.

        2. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Review any significant changes to the Company's auditing and accounting policies. Resolve disagreements, if any, between management and the independent auditors.

        3. Review with financial management and the independent auditors the Company's quarterly financial statements prior to filing or release. The Committee may designate a member of the Committee to represent the entire Committee for purposes of this review.

        4. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years.

Independent Auditors

        5. The Company's independent auditors are directly accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors and approve any discharge of auditors when circumstances warrant.

        6. Approve the fees and other significant compensation to be paid to the independent auditors.

        7. Approve the independent auditors' annual audit plan, including scope, staffing, locations and reliance upon management and internal auditors.

        8. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard 1 (as may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Committee prior to the commencement of services. The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Company's independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

        9. Prior to filing or releasing annual financial statements, discuss the results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with SAS 61 (as may be modified or supplemented).

        10. Obtain from the independent auditors assurance that Section l0A of the Securities and Exchange Act has not been violated.

        11. Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles and critical accounting estimates as applied in its financial reporting.

Internal Audit Function and Legal Compliance

        12. Review the budget, plan, changes in plan, activities, organization structure and qualifications of the Company's internal auditors, as needed. Such internal audit function may be provided by an internal auditor or by an accounting firm selected by the Committee, at the Committee's discretion.

        13. Approve the appointment, performance and replacement of the internal auditor or approve the retention of, and engagement terms for, any third party provider of internal audit services.

        14. Review significant reports prepared by the internal auditor together with management's response and follow-up to these reports.

        15. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

        16. Annually prepare the report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        17.     Review and approve all related-party transactions.

        18. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation and Code of Regulations, and governing law, as the Committee or the Board deems necessary or appropriate.

        19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

       While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company's corporate policies with oversight by the Committee in the areas covered by this Charter.

                           PROXY FOR ANNUAL MEETING OF
                             MERCHANTS BANCORP, INC.
                                 HILLSBORO, OHIO

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Merchants Bancorp, Inc., Hillsboro, Ohio, do hereby nominate, constitute, and appoint Bing Williamson, Patrick L. Hayes or Joseph P. West, Jr. or any one of them (with full power of substitution for me and in my name, place and stead) to vote, including the right to vote cumulatively, all the common stock of said Company, standing in my name on its books on March 19, 2003, at the Annual Meeting of its shareholders to be held at The Wooden Spoon Restaurant, 1480 North High Street, Hillsboro, Ohio 45133, on April 22, 2003 at 10:00 a.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1. To elect two (2) members of Class III (term to expire 2006) to the Board of Directors.

         Nominees:

         Donald Fender, Jr.
         Richard S. Carr

   ----------------------------------- ----------------------------------------------- --------------------------------------------
            For All Nominees            Withhold Authority to Vote For all Nominees         Withhold Authority to Vote For an
                                                                                                   Individual Nominee
   ----------------------------------- ----------------------------------------------- --------------------------------------------
   (Except as marked to the contrary)                                                  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY
                                                                                       INDIVIDUAL  NOMINEE,  CHECK  THE  "FOR  ALL
                  [ ]                                       [ ]                        NOMINEES" BOX AND STRIKE A LINE THROUGH THE
                                                                                       NAME OF THE NOMINEE FORM WHOM AUTHORITY IS
                                                                                       BEING WITHHELD.
   ----------------------------------- ----------------------------------------------- --------------------------------------------

2.       To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID
MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY
EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" the the directors nominated by the Board of Directors. THIS PROXY IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.


                                -------------------------------------------------------------------------------














                                -------------------------------------------------------------------------------




-----------------------------------------------------                         -------------------------------------
              (STOCKHOLDER SIGNATURE)                                                         (DATE)


-----------------------------------------------------                         -------------------------------------
              (STOCKHOLDER SIGNATURE)                                                         (DATE)


Please Print Name(s)
                    --------------------------------------------------------------------

Please Print Number of Shares
                             -----------------------------------------------------------

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL
SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)

     PLEASE SIGN AND RETURN IMMEDIATELY IN THE ENCLOSED POSTPAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.
